LIQUIDITY, CAPITAL RESOURCES AND SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
LIQUIDITY, CAPITAL RESOURCES AND SUBSEQUENT EVENTS
LIQUIDITY, CAPITAL RESOURCES AND SUBSEQUENT EVENTS

NOTE 2 – LIQUIDITY, CAPITAL RESOURCES, AND SUBSEQUENT EVENTS

Liquidity and capital resources

As of 31 December 2022, TORM’s cash and cash equivalents including restricted cash totaled USD 324m (2021: USD 172m, 2020: USD 136m), and undrawn and committed credit facilities amounted to USD 93m (2021: 38m, 2020: USD 132m). The undrawn and committed credit facilities consisted of two revolving credit facilities as part of a syndicate loan agreement. TORM had no newbuildings on order as of December 2022 (2021: one, 2020: two).

TORM has a Syndicated Facilities Agreement which includes a USD 144m Term Facility Agreement, an undrawn USD 48m Revolving Credit Facility and an undrawn USD 45m Working Capital Facility with maturity in 2026. The undrawn facilities were utilized in 2021 and repaid by TORM in 2022. In addition to the Syndicated Facilities, TORM has a USD 202m Term Facility Agreement with Danish Ship Finance with maturity in 2027. Further, TORM has a USD 31m Term Facility Agreement and a USD 11m Term Facility Agreement both with maturity in 2025, and a USD 21m Term Facility Agreement with maturity in 2026 with Hamburg Commercial Bank. TORM also has a Term Facility Agreement with China Export-Import Bank of USD 41m with maturity in 2030 and with KfW-IPEX Bank of USD 38m with maturity in 2032. As of 31 December 2022, the scheduled minimum payments on mortgage debt and bank loans in 2023 were USD 73m.

TORM has lease debt of a total of USD 70m with various Japanese leasing providers expiring in 2026, lease debt of a total of USD 211m with BoComm Leasing which consists of a lease facility of USD 46m expiring in 2025, a USD 4m lease facility to finance scrubber and ballast water treatment systems expiring in 2024, a lease facility of USD 91m to finance three second-hand LR2 vessels expiring in 2029 and a facility of USD 71m to finance the two newbuilt LR2 vessels delivered in late 2021 and early 2022, with expiry in 2031. Further, TORM has a lease facility of a total of USD 160m with China Development Bank Financial Leasing with expiry in 2029 and 2032 and a lease facility of USD 37m with China Merchant Bank Financial Leasing with expiry in 2033. As of 31 December 2022, the scheduled minimum payments on lease agreements in 2022 were USD 43m.

TORM manages its capital structure for the Group as a whole in order to support our spot-based vessel employment profile. This is done through a conservative leverage, a strong liquidity position and limited off-balance sheet commitments. TORM ongoingly stress tests the capital structure and liquidity position as well as prepares cash forecasts to make sure the capital structure remains robust to potential risks. Besides the liquidity position, the main considerations are loan-to-value ratio, distribution policy, CAPEX commitments, off-balance sheet liabilities, terms and sources of funding vessel investments, hedging of financial market risks and fleet employment strategy, hereunder entering into FFA contracts.

In the second quarter of 2022, TORM introduced a new Distribution Policy where we intend to distribute on a quarterly basis excess liquidity above a fixed threshold cash level as of the balance sheet date. For each quarter, the threshold cash level will be determined as the product of cash requirement per vessel and the number of owned and leased vessels in TORM’s fleet as of the balance sheet date. Excess liquidity is determined as TORM’s readily available liquidity less the threshold cash level. The readily available liquidity is defined as i) TORM’s cash balance at the last day of the quarter preceding the relevant distribution date excluding restricted cash, plus ii) undrawn amounts on TORM’s working capital facilities, minus iii) proceeds received from vessel sales, or additional proceeds from vessel refinancing, or securities offerings in the past 12 months earmarked for share repurchases, debt prepayment, vessel acquisitions, or general corporate purposes.

The cash requirement per vessel is fixed at:

●	USD 1.5m for 30 June 2022
●	USD 1.8m for 30 September 2022 onwards

TORM’s debt facilities include financial covenants related to:

●	Minimum liquidity (cash and cash equivalents minimum amount requirement at all times)
●	Minimum security value (loan-to-value for individual borrowings)
●	Equity ratio (minimum level)

During 2022, 2021 and 2020, TORM did not have any covenant breaches, and Management has assessed that a covenant breach in the near future is remote.

NOTE 2 – continued

Subsequent events

On 25 January 2023, TORM entered into an agreement to acquire three LR1 vessels which together with another agreement that TORM entered into earlier in January 2023 resulted in TORM purchasing a total of seven 2011-2013 built LR1 vessels for an aggregate cash consideration of USD 233.0m. All vessels are expected to be delivered no later than 30 April 2023 and are expected to be financed by sale and leaseback agreements with a Chinese financial institution.

In March 2023, TORM entered into an agreement to purchase three 2013-built MR eco product tanker vessels for a total cash consideration of USD 48.5m and the issuance of 1.42 million shares. The vessels are expected to be delivered no later than 31 May 2023. The cash element of the transaction is expected to be financed through traditional bank financing and in connection with each of the three deliveries, TORM will issue one third of the total share issuance, corresponding to 50% of the total consideration. The transactions will increase TORM's total fleet to 88 vessels on a fully delivered basis.

In March 2023, TORM obtained commitment for refinancing of USD 433m bank and leasing agreements into two new bank facilities, thereby extending debt maturities until 2028, with a possibility to extend most of the debt expiration to 2029. Further, TORM has obtained commitment for financing additional second-hand vessels for up to USD 123m with the same expiration terms. Closing of the agreements is subject to documentation and is expected during the second quarter of 2023.

The geopolitical risk increased significantly following Russia’s invasion of Ukraine in February 2022. The sanctions imposed on Russia by certain Western nations increased uncertainty on the general energy market, sending the price of crude oil to the highest level since 2014. The initial sanctions were not targeting the oil trade, however, the uncertainty and potential for rerouting of trade flows sent the crude tanker freight rates in the European markets upwards. Due to the continuous development and complexity of the situation, the impact on the tanker markets going forward is uncertain, not least due to the implementation by the EU and other nations of oil import and oil price cap sanctions that were imposed on Russian oil on 05 February 2023. Considering our current customer base, main suppliers and financial counterparties as well as covenants in our loan facilities, we do not expect any direct impact on our operations although we expect increased volatility in freight rates, bunker cost, foreign exchange rates, and vessel values.